Exhibit 99.1

BARNWELL INDUSTRIES, INC.

Barnwell Announces Reduction of Quorum for Further
 Adjourned 2025 Annual Meeting

HONOLULU, HAWAII, September 11, 2025 -- Barnwell Industries, Inc. (NYSE American: BRN) (“Barnwell” or the “Company”) today convened and then adjourned the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) without transacting any other business.  The 2025 Annual Meeting was adjourned to be held on Friday, September 19, 2025 at 9:00 a.m., Hawaii Standard Time, at Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii. The 2025 Annual Meeting will continue to be uncontested and the adjournment of the 2025 Annual Meeting will not reopen the nomination window for the election of directors under the Company’s Amended and Restated Bylaws (the “Bylaws”).

So that a stockholder vote on the nominees to the Board may occur and the Company’s annual meeting be concluded, the Board decided yesterday to amend the Bylaws to reduce the quorum requirement on a one-time, limited basis to transact business at the 2025 Annual Meeting from a majority of the shares of the Company issued and outstanding and entitled to vote to thirty-three and one-third percent (33⅓%) of the issued and outstanding shares of the Company entitled to vote, represented in person or by proxy.

By purposefully defeating a quorum, Mr. Sherwood forced multiple adjournments of the 2025 Annual Meeting, depriving all stockholders of the orderly and timely election of directors, forced the Company to incur additional costs over the past several quarters, and caused management to divert attention and resources away from executing on its strategy for enhancing stockholder value.

Over the past year, the Board has extended multiple settlement frameworks to Mr. Sherwood, each offering board representation consistent with the Sherwood Group’s ownership. Mr. Sherwood rejected every such offer and only countered with proposals that would grant him control of the Board. As previously stated, Barnwell remains open to engaging in constructive, good-faith settlement discussions with the Sherwood Group in pursuit of a resolution that represents the best interests of the Company and all stockholders. The Company believes that these governance matters should be resolved collaboratively and thoughtfully, wherever possible, to avoid unnecessary distraction and preserve focus on long-term value creation by developing its Canadian energy assets.

Barnwell’s Board of Directors (the “Board”) strongly recommends that stockholders use the WHITE proxy card to vote “FOR” ONLY the election of the four nominees proposed by the Board (Kenneth S. Grossman, Craig D. Hopkins, Joshua S. Horowitz, and Philip J. McPherson).

The record date for the adjourned 2025 Annual Meeting remains the close of business on July 21, 2025. If you have already voted, you do not need to recast your votes unless you wish to change your votes. Proxies previously submitted will be voted at the reconvened 2025 Annual Meeting unless properly revoked. The Board strongly urges you to discard and NOT to vote using any green proxy card that may be sent to you by the Sherwood Group. If you have already voted using a green proxy card sent to you by the Sherwood Group, you have every right to change your vote and we strongly urge you to revoke that proxy by following the instructions on the Notice of Internet Availability of Proxy Materials to vote your shares, or, if you requested a hard copy of the proxy materials, by completing and returning the WHITE proxy card or voting instructions form to the Company.

If you have any questions or to revoke a previous submitted proxy, please contact our proxy solicitor: Okapi Partners at (877) 869-0171 or by email at info@okapipartners.com

Forward-Looking Statements

Certain information contained in this press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current beliefs and expectations of our board and management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, include various estimates, forecasts, projections of Barnwell’s future performance, statements of Barnwell’s plans and objectives, our expectations regarding the outcome of the 2025 annual meeting of stockholders and our ability to successfully solicit proxies from our stockholders in connection with the 2025 annual meeting of stockholders. Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions. Although Barnwell believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved. Any or all of the forward-looking statements may turn out to be incorrect or be affected by inaccurate assumptions Barnwell might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to the actions of the Sherwood Group, our ability to successfully solicit proxies from stockholders in connection with the 2025 annual meeting of stockholders, our ability to defend against any potential claims by the Sherwood Group, our ability to execute on our strategy and business plan and the other risks forth in the “Forward-Looking Statements,” “Risk Factors” and other sections of Barnwell’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 (as amended on Form-10-K/A filed on January 27, 2025) and Barnwell’s other filings with the Securities and Exchange Commission. Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date of this press release, and Barnwell expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.

COMPANY:	Barnwell Industries, Inc.
1100 Alakea Street, Suite 500
Honolulu, HI 96813
Telephone: (808) 531-8400
Fax: (808) 531-7181
Website: www.brninc.com

CONTACT:	Investors:
Bruce Goldfarb / Chuck Garske
(212) 297-0720
Email: info@okapipartners.com

Kenneth S. Grossman
Vice Chairman of the Board of Directors
Email: kensgrossman@gmail.com